                                                                 EXHIBIT 10.38.3



                                 THIRD AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

         Third Amendment dated as of June 26, 1998 to Revolving Credit and Term Loan Agreement (the "Third Amendment"), by and among WESTERN DIGITAL CORPORATION, a Delaware corporation (the "Borrower") and BANKBOSTON, N.A. and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of January 28, 1998 (as amended and in effect from time to time, the "Credit Agreement") by, and among the Borrower, the Banks and BankBoston, N.A. as agent for the Banks (in such capacity, the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Third Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended as follows:

        (a) the definition of Applicable Margin is hereby amended by deleting such definition in its entirety and restating it as follows:

                Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Borrower's Liabilities to Worth Ratio as determined for the fiscal quarter of the Borrower ending on the last day of the fiscal quarter ended immediately prior to the first day of the applicable Rate Adjustment Period.

---------------------------------------------------------------------------------------------------------
                                           BASE RATE       EURODOLLAR       COMMITMENT       LETTER OF
              LIABILITIES TO WORTH           LOANS         RATE LOANS        FEE RATE        CREDIT FEES
     LEVEL            RATIO             (BASIS POINTS)   (BASIS POINTS)   (BASIS POINTS)   (BASIS POINTS)
=========================================================================================================
       1      Less than or equal to           25              150              37.50            150
              1.75:1.00
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
       II     Greater than 1.75:1.00,         50              175              50               175
              but less than or equal
              to 2.00:1.00
---------------------------------------------------------------------------------------------------------
       III    Greater than 2.00:1.00,         75              200              50               200
              but less than or equal
              to 3.00:1.00
---------------------------------------------------------------------------------------------------------
       IV     Greater than 3.00:1.00          100             225              50               225
---------------------------------------------------------------------------------------------------------

        Notwithstanding the foregoing, (a) for Loans outstanding, Letter of Credit Fees payable and the Commitment Fee Rate during the period commencing on June 26, 1998 through the date immediately preceding the first Adjustment Date to occur after the last day of the first fiscal quarter of 1999, the Applicable Margin shall not be lower than Level III set forth above, and (b) if the Borrower fails to deliver any Compliance Certificate when required by Section 9.4(c) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth above.

(b) by inserting the following definitions in the appropriate alphabetical order:

         Quick Ratio. With respect to the Borrower and its Subsidiaries at any time, the ratio, determined on a consolidated basis in accordance with generally accepted accounting principles, of (a) the remainder at such time of (i) the sum of (A) all cash of the Borrower and its Subsidiaries, (B) the current market value of all cash equivalents of the Borrower and its Subsidiaries and (C) all Accounts Receivable of the Borrower and its Subsidiaries (net of all reserves therefor) minus (ii) to the extent included in the foregoing sum, the sum of all cash, cash equivalents and Accounts Receivable of the Borrower and its Subsidiaries that are subject to a lien, security interest or other encumbrance or otherwise restricted, to (b) the sum of (i) all Consolidated Total Liabilities of the Borrower and its Subsidiaries that would be classified as current under generally accepted accounting principles at such time and (ii) without duplication, all outstanding Revolving Credit Loans plus the Maximum Drawing Amount of all issued and outstanding Letters of Credit plus all Unpaid Reimbursement Obligations, whether or not so classified.

         Senior Funded Indebtedness. At any time of determination, the sum of
(a) the outstanding amount of the Revolving Credit Loans plus, (b) the aggregate amount of all Unpaid Reimbursement Obligations, plus (c) the outstanding amount of the Term Loan, plus (d) the aggregate amount of all outstanding Capitalized Leases and Synthetic Leases (including without limitation the Permitted Synthetic Lease) incurred pursuant to Section 10.1(c) and (d) hereof, plus (e) the aggregate outstanding amount of all Indebtedness incurred pursuant to
Section 10.1(e) hereof, plus (f) the aggregate amount of all outstanding Indebtedness incurred pursuant to Section 10.1(k) hereof.

        SECTION 2. AMENDMENT TO SECTION 8 OF THE CREDIT AGREEMENT. Section 8.24 of the Credit Agreement is hereby amended by inserting immediately after the words "other than the Obligations" which appear in Section 8.24 the words "and the obligations of the Borrower arising under the Permitted Synthetic Lease."

        SECTION 3. AMENDMENT TO SECTION 10 OF THE CREDIT AGREEMENT. Section 10 of the Credit Agreement is hereby amended as follows:

         (a) Section 10.2(ix) of the Credit Agreement is hereby amended by inserting immediately after the words "real or personal property subject to" which appear in Section 10.2(ix) the words "or related to";

        (b) Section 10.5.2. of the Credit Agreement is hereby amended by inserting immediately after the end of the first paragraph of Section 10.5.2. the following sentence: "For the avoidance of doubt, the groundlease of the Property by the Borrower to Lease Plan North America, Inc. pursuant to that certain Ground Lease Agreement dated after the date hereof shall not for purposes of this Credit Agreement constitute a disposition by the Borrower of its assets.";

         (c) Section 10.9 of the Credit Agreement is hereby amended by inserting immediately after the words "other than the Indebtedness arising under this Credit Agreement and the other Loan Documents" the words "and Indebtedness of the Borrower arising under the Permitted Synthetic Lease and the documents, agreements and instruments to be executed in connection therewith."

        SECTION 4. AMENDMENT TO SECTION 11 OF THE CREDIT AGREEMENT. Section 11 of the Credit Agreement is hereby amended by deleting Section 11 of the Credit Agreement in its entirety and restating it as follows:

                    11. FINANCIAL COVENANTS OF THE BORROWER.

                The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

                11.1. PROFITABLE OPERATIONS. The Borrower will not permit Consolidated Net Operating Income for (a) the end of the fourth fiscal quarter of 1998 to be less than ($155,000,000); (b) the end of the first fiscal quarter of 1999 to be less than ($95,000,000); (c) the end of the second fiscal quarter of 1999 to be less than ($65,000,000); (d) the end of the third fiscal quarter of 1999 to be less than ($5,000,000); and
        (e) each fiscal quarter ending thereafter to be less than $1.00.

                11.2. FIXED CHARGE COVERAGE RATIO. The Borrower will not, as of the end of any fiscal quarter ending during any period described in the table set forth below, commencing with the fourth fiscal quarter of 1999, permit the ratio of (a) the sum of (i) EBITDA for the Reference Period ending on such date plus (ii)

Rental Obligations for the Reference Period ending on such date (without giving effect to the December 1997 Charge) to (b) the sum of (i) Consolidated Total Cash Interest Expense for the Reference Period ending on such date plus (ii) Rental Obligations for the Reference Period ending on such date, to be less than the ratio set forth opposite such period in such table:

         -------------------------------------------------
         PERIOD                                 RATIO
         -------------------------------------------------
         Fourth Fiscal Quarter 1999             1.30:1.00
         -------------------------------------------------
         Each fiscal quarter                    3.00:1.00
         thereafter
         -------------------------------------------------

         11.3. MINIMUM QUICK RATIO. The Borrower will not at any time during any period set forth in the table below permit the Quick Ratio to be less than the ratio set forth opposite such period in such table:

         -------------------------------------------------
         PERIOD                                 RATIO
         -------------------------------------------------
         June __, 1998 - last day of            1.00:1.00
         the First Fiscal Quarter of
         1999
         -------------------------------------------------
         First day of the Second                0.90:1.00
         Fiscal Quarter of 1999-
         last day of the Second
         Fiscal Quarter of 2000
         -------------------------------------------------
         any time thereafter                    1.00:1.00
         -------------------------------------------------

         11.4. LEVERAGE. The Borrower will not at any time during any period set forth in the table below permit the ratio of (a) Senior Funded Indebtedness to
(b) the sum of (i) the aggregate amount of consolidated shareholders' equity (net of any commitments of capital to the extent not received) less (ii) Consolidated Intangible Assets to exceed the ratio set forth opposite such period in such table:


         -------------------------------------------------
         PERIOD                                 RATIO
         -------------------------------------------------
         June __, 1998 - last day of            1.00:1.00
         the Fourth Fiscal Quarter
         of 1998
         -------------------------------------------------
         First day of the First                 1.25:1.00
         Fiscal Quarter of 1999 -
         last day of such fiscal
         quarter
         -------------------------------------------------
         First day of the Second                1.75:1.00
         Fiscal Quarter of 1999 -
         last day of the First Fiscal
         Quarter of 2000
         -------------------------------------------------

         -------------------------------------------------
         First day of the Second                1.50:1.00
         Fiscal Quarter of 2000 -
         last day of such fiscal
         quarter
         -------------------------------------------------
         First day of the Third                 1.25:1.00
         Fiscal Quarter of 2000 -
         last day of such fiscal
         quarter
         -------------------------------------------------
         At time thereafter                     1.00:1.00
         -------------------------------------------------

                11.5 CONSOLIDATED TANGIBLE NET WORTH. The Borrower will not permit Consolidated Tangible Net Worth at any time (a) from June 26, 1998 through the last day of the Fourth Fiscal Quarter of 1998 to be less than $300,000,000; (b) from the first day of the First Fiscal Quarter of 1999 through the last day of such fiscal quarter to be less than $207,000,000; (c) from the first day of the Second Fiscal Quarter of 1999 to the last day of such fiscal quarter to be less than $130,000,000; and (d) at any time thereafter to be less than the sum of
        (i) $115,000,000 plus, on a cumulative basis, (b) 75% of positive Consolidated Net Income for each fiscal quarter commencing with the fourth fiscal quarter of 1998, plus (ii) 100% of the proceeds of any sale by the Borrower after the fourth fiscal quarter of 1998 of (1) equity securities issued by the Borrower or (2) warrants or subscription rights for equity securities issued by the Borrower.

                11.6. CAPITAL EXPENDITURES. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures in any fiscal year that exceed, in the aggregate, (a) $225,000,000 for the 1998 fiscal year; (b) $200,000,000 for the 1999 fiscal year; and (c) $300,000,000 in each fiscal year thereafter.

        SECTION 5. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall not become effective until the Agent receives (a) a counterpart of this Third Amendment, executed by the Borrower, the Guarantor and the Majority Banks; and
(b) payment in cash from the Borrower of an amendment fee in the aggregate amount of $375,000, which amendment fee shall be for the pro rata accounts of the Banks.

         SECTION 6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 8 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower of this Third Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

        SECTION 7. RATIFICATION ETC. Except as expressly amended hereby, the Credit Agreement, the Security Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Third Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

        SECTION 8. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Bank Agents or the Banks consequent thereon.

        SECTION 9. COUNTERPARTS. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        SECTION 10. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as a document under seal as of the date first above written.

                                       WESTERN DIGITAL CORPORATION

                                       By: /s/ STEVEN M. SLAVIN
                                          --------------------------------------
                                       Title VP, Taxes & Treasurer

                                       BANKBOSTON, N.A.

                                       By:
                                          --------------------------------------
                                       Title:

                                       NATIONSBANK OF TEXAS, N.A.

                                       By:
                                          --------------------------------------
                                       Title:

                                       THE BANK OF NOVA SCOTIA

                                       By:
                                          --------------------------------------
                                       Title:

                                       ABN AMRO BANK

                                       By:
                                          --------------------------------------
                                       Title:

                                       DEUTSCHE FINANCIAL SERVICES

                                       By:
                                          --------------------------------------
                                       Title:

                            RATIFICATION OF GUARANTY

        The undersigned guarantor hereby acknowledges and consents to the foregoing Third Amendment as of June __, 1998, and agrees that the Guaranty dated as of January 28, 1998 from the undersigned (the "Guarantor") in favor of the Agent and each of the Banks remains in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.



                                       WESTERN DIGITAL ROCHESTER, INC.

                                       By: /s/ WESTERN DIGITAL CORPORATION
                                          --------------------------------------
                                       Title: President